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                                                                   Exhibit 99.02

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

                -----------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
                -----------------------------------------------------

                    Monthly Period:                  11/1/01 to
                                                     11/30/01
                    Distribution Date:               12/17/01
                    Transfer Date:                   12/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1. The total amount of the distribution to
       Certificateholders on the Distribution Date per
       $1,000 original certificate principal amount
                                            Class A                   $83.69074
                                            Class B                   $ 2.34889
                                            CIA                       $ 0.78333
                                                                      ---------
                                              Total (Weighted Avg.)   $50.49104

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Certificates, per $1,000 original
       certificate principal amount
                                            Class A                   $ 0.35741
                                            Class B                   $ 2.34889
                                            CIA                       $ 0.78333
                                                                      ---------
                                              Total (Weighted Avg.)   $ 0.96475

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-6
  Page 2


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original certificate
        principal amount
                                        Class A               $         83.33333
                                        Class B               $          0.00000
                                        CIA                   $          0.00000
                                                              ------------------
                                        Total (Weighted Avg.) $         49.52629

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A               $   108,039,876.61
                                        Class B               $     8,419,282.73
                                        CIA                   $    12,924,736.72
                                                              ------------------
                                        Total                 $   129,383,896.06

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                        Class A               $     2,841,706.34
                                        Class B               $       886,535.72
                                        CIA                   $       412,119.30
                                                              ------------------
                                        Total                 $     4,140,361.36

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of 11/30/01                      $31,590,712,417.00


        (b)  Invested Amount as of 11/30/01
                                        Class A               $   125,000,000.00
                                        Class B               $    58,380,000.00
                                        CIA                   $    26,946,000.00
                                                              ------------------
                                        Total                 $   210,326,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-6
Page 3


     (c) The Floating Allocation Percentage:
                                              Class A                     0.593%
                                              Class B                     0.185%
                                              CIA                         0.086%
                                                                          ------
                                              Total                       0.864%

     (d) During the Amortization Period: The Invested Amount
         as of 12/31/00 (the last day of the Revolving Period)
                                              Class A          $  750,000,000.00
                                              Class B          $   58,380,000.00
                                              CIA              $   89,820,000.00
                                                               -----------------
                                              Total            $  898,200,000.00

     (e) The Fixed/Floating Allocation Percentage:
                                              Class A                     2.374%
                                              Class B                     0.185%
                                              CIA                         0.284%
                                                                          ------
                                              Total                       2.843%

  4. Delinquent Balances.
     --------------------

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

     (a) 30 - 59 days                                         $  523,039,137.84
     (b) 60 - 89 days                                         $  360,377,650.49
     (c) 90 - 119 days                                        $  257,849,955.32
     (d) 120 - 149 days                                       $  201,924,585.92
     (e) 150 - 179 days                                       $  161,401,435.12
     (f) 180 or more days                                     $            0.00
                                              Total           $1,504,592,764.69

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1994-6
Page 4


   5. Monthly Investor Default Amount.
      --------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")

                                             Class A               $  890,570.02
                                             Class B               $  277,833.82
                                             CIA                   $  129,155.18
                                                                   -------------
                                             Total                 $1,297,559.02

      (b) The amount set forth in paragaraph 5(a) above in respect of the Monthly Investor Default Amount, per original $ 1,000 interest

                                             Class A               $        1.19
                                             Class B               $        4.76
                                             CIA                   $        1.44
                                                                   -------------
                                             Total                 $        1.44

   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the CIA

                                             Class A               $        0.00
                                             Class B               $        0.00
                                             CIA                   $        0.00
                                                                   -------------
                                             Total                 $        0.00

      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                             Class A               $        0.00
                                             Class B               $        0.00
                                             CIA                   $        0.00
                                                                   -------------
                                             Total                 $        0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-6
Page 5


      (c) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                              Class A                $      0.00
                                              Class B                $      0.00
                                              CIA                    $      0.00
                                                                     -----------
                                              Total                  $      0.00

      (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                              Class A                $      0.00
                                              Class B                $      0.00
                                              CIA                    $      0.00
                                                                     -----------
                                              Total                  $      0.00

   7. Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                              Class A                $156,250.00
                                              Class B                $ 72,975.00
                                              CIA                    $ 33,682.50
                                                                     -----------
                                              Total                  $262,907.50

      (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                              Class A                $1.25000000
                                              Class B                $1.25000000
                                              CIA                    $1.25000000
                                                                     -----------
                                              Total                  $1.25000000


   8. Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated CIA
          and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
          Investor Charge-Offs for the prior month.

                                              Class B                $      0.00
                                              CIA                    $      0.00
                                                                     -----------
                                              Total                  $      0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-6
Page 6



   9.  Collateral Invested Amount
       --------------------------

       (a) The amount of the Collateral Invested Amount
           as of the close of business on the related
           Distribution Date after giving effect to
           withdrawals, deposits and payments to be made
           in respect of the preceding month                     $26,946,000.00

       (b) The Required CIA Invested Amount as of the
           close of business on the related Distribution
           Date after giving effect to withdrawals,
           deposits and payments to be made in respect of
           the preceding month                                   $26,946,000.00

   10. The Pool Factor
       ---------------

           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related
           Distribution Date, to the amount of the Investor
           Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                               Class A               0.08333333
                                               Class B               1.00000000
                                               Total                 0.14953364


   11. The Portfolio Yield
       -------------------

        The Portfolio Yield for the related Monthly Period                12.49%

   12. The Base Rate
       -------------

        The Base Rate for the related Monthly Period                       4.49%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                First USA Bank, National Association
                                as Servicer



                                By:  /s/ Tracie Klein
                                     -------------------------------
                                     Tracie Klein
                                     First Vice President